BLACKROCK BOND FUND, INC.
BlackRock Total Return Fund
(the “Fund”)

Supplement dated May 8, 2012 to the

BlackRock Shares Prospectus, dated January 27, 2012

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section of the Prospectus captioned “Fund Overview — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	BlackRock Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	BlackRock Shares
Management Fee[2]	0.44%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.50%
Interest Expense	0.45%
Other Expenses	0.05%
Other Expenses of the Subsidiary[3]	—
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.95%
Fee Waivers and/or Expense Reimbursements[2]	(0.09)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.86%

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of Master Total Return Portfolio (the “Master Portfolio”).
[2]	BlackRock receives a management fee from the Master Portfolio for investment advisory and certain administrative services at the annual rate of 0.07% of the Master Portfolio’s average daily net assets, a portion of which is paid indirectly by the Fund, and receives a management fee from the Fund for investment advisory and certain administrative services at the annual rate of 0.37% of the Fund’s average daily net assets for an overall management fee rate paid by the Fund of 0.44%. However, BlackRock has contractually agreed to waive the Fund’s management fee in the amount of the Fund’s share of the management fee paid by the Master Portfolio for as long as the Fund invests in the Master Portfolio. After giving effect to this waiver, BlackRock receives a fee from the Fund (including the fee paid indirectly through the Master Portfolio) at the annual rate of 0.37% of the Fund’s average daily net assets. In addition, as described in the “Management of the Fund” section of the Fund’s prospectus on page 23, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.40% of average daily net assets until February 1, 2013. These contractual agreements may be terminated upon 90 days’ notice by a majority of the independent directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
[3]	The BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”) is newly organized and, accordingly, Other Expenses of the Subsidiary are based on estimated amounts for the current fiscal year of less than 0.01%.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BlackRock Shares	$88	$279	$486	$1,082

The section of the Prospectus captioned “Fund Overview — Principal Investment Strategies of the Fund” is amended to add the following:

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in commodities such as exchange traded funds, which are designed to provide this exposure without direct investment in physical commodities. The Fund may also gain exposure to commodity markets by investing, through the Master Portfolio, up to 25% of its total assets in the Subsidiary, a wholly owned subsidiary of the Master Portfolio formed in the Cayman Islands, which invests primarily in commodity-related instruments.

The section of the Prospectus captioned “Fund Overview — Principal Risks of Investing in the Fund” is amended to add the following:

•	Commodities Related Investments Risks — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
•	Subsidiary Risk — By indirectly investing in the Subsidiary through its investment in the Master Portfolio, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund or the Master Portfolio and are subject to the same risks that apply to similar investments if held directly by the Fund or the Master Portfolio (see “Commodities Related Investment Risks” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Master Portfolio wholly owns and controls the Subsidiary, and the Master Portfolio and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information (“SAI”) and could adversely affect the Fund.

The section of the Prospectus captioned “Details about the Fund — How the Fund Invests — Principal Investment Strategies” is amended to add the following:

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in precious metals, which are designed to provide this exposure without direct investment in physical commodities. The Fund may also gain exposure to commodity markets through the Master Portfolio’s investment in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund and the Master Portfolio) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund and the Master Portfolio. The Fund will limit its investments in the Subsidiary through the Master Portfolio to 25% of its net assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the BlackRock Bond Fund, Inc. (the “Corporation”). As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Corporation’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board of Directors (the “Board”) regarding the Subsidiary’s compliance with its policies and procedures. The Fund and Subsidiary test for compliance with

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certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

The financial statements of the Subsidiary will be consolidated with the Master Portfolio’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

The section of the Prospectus captioned “Details about the Fund — How the Fund Invests — Other Strategies — Illiquid/Restricted Securities” is deleted in its entirety and replaced with the following:

•	Illiquid/Restricted Securities — The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. The Subsidiary will also limit its investment in illiquid securities to 15% of its net assets. In applying the illiquid securities restriction to the Fund, the Master Portfolio’s investment in the Subsidiary is considered to be liquid. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale, such as Rule 144A securities. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

The section of the Prospectus captioned “Details about the Fund — How the Fund Invests — Investment Risks — Principal Risks of Investing in the Fund” is amended to add the following:

•	Commodities Related Investments Risks — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.
•	Subsidiary Risk — By indirectly investing in the Subsidiary through its investment in the Master Portfolio, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund or the Master Portfolio and are subject to the same risks that apply to similar investments if held directly by the Fund or the Master Portfolio (see “Commodities Related Investment Risks” above). These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Master Portfolio wholly owns and controls the Subsidiary, and the Master Portfolio and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund and the Master Portfolio, including the Master Portfolio’s investment in the Subsidiary, and the Master Portfolio’s role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Corporation and the Master LLC. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund, the Master Portfolio and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains
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tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

The section in the Prospectus captioned “Management of the Fund — BlackRock” is amended to add the following:

As discussed above, the Fund intends to gain exposure to commodities markets through the Master Portfolio’s investment in the Subsidiary. BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets in the Subsidiary.

The section in the Prospectus captioned “Management of the Fund — Dividends, Distributions and Taxes” is amended to add the following:

The Subsidiary will not be subject to Federal income tax. It will, however, be considered a controlled foreign corporation, and the Master Portfolio and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year. Gains from the sales of investments by the Subsidiary will not be eligible for capital gains treatment but instead will be treated as ordinary income when included in income by the Fund. Furthermore, the Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually, on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Master Portfolio during the taxable year.

Shareholders should retain this Supplement for future reference.

ALLPR-TR-BLK-0512SUP